                                                            S&S FINAL DRAFT



                         TRUST SUPPLEMENT NO. 1995-A1
                            DATED AS OF MAY 1, 1995
                                      TO
                              PASS THROUGH TRUST
                                   AGREEMENT
                         DATED AS OF FEBRUARY 1, 1992
                            AS AMENDED AND RESTATED
                               AS OF MAY 1, 1995



                ===============================================



                            UNITED AIR LINES, INC.
                                      AND
                         FIRST SECURITY BANK OF UTAH,
                             NATIONAL ASSOCIATION,
                                  AS TRUSTEE



                ===============================================



                                 $

                % UNITED AIRLINES 1995-A1 Pass Through Trust

                PASS THROUGH CERTIFICATES, SERIES 1995-A1

                         TRUST SUPPLEMENT NO. 1995-A1
                            DATED AS OF MAY 1, 1995

                   Series 1995-A1 Pass Through Certificates


                          ==========================

                               Table of Contents

                          ==========================


                                                                Page
                                                                ----

                                   ARTICLE I
                               THE CERTIFICATES

     Section 1.01.  The Certificates..........................     2


                                  ARTICLE II
                                  DEFINITIONS

     Section 2.01.  Definitions...............................     5


                                  ARTICLE III
                                  THE TRUSTEE

     Section 3.01.  The Trustee...............................     6


                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS

     Section 4.01.  Acceptance of Appointment Under and
                    Assumption and Ratification
                    of Basic Agreement........................     6
     Section 4.02.  Governing Law.............................     6
     Section 4.03.  Execution in Counterparts.................     7

          This Trust Supplement No. 1995-A1, dated as of May 1, 1995 (herein called the "Trust Supplement"), between United Air Lines Inc., a Delaware corporation (the "Company"), and First Security Bank of Utah, National Association (the "Trustee"), to the Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995, between the Company and State Street Bank and Trust Company of Connecticut, National Association (the "Basic Agreement").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

          WHEREAS, the Basic Agreement, unlimited as to the aggregate principal amount of Certificates (unless otherwise specified herein, capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement) which may be issued thereunder has heretofore been executed and delivered;

          WHEREAS, the Owner Trustee, acting on behalf of an Owner Participant, will issue, on a non-recourse basis, Equipment Notes, among other things, to refinance the outstanding debt portion of the purchase price of the aircraft purchased by such Owner Trustee and leased to the Company pursuant to the related Lease;

          WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by such Owner Trustee of the same tenor as the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

          WHEREAS, the Trustee hereby declares the creation of this Trust (the "1995-A1 Trust") for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the 1995-A1 Trust, by their respective acceptances of the Certificates, join in the creation of this 1995-A1 Trust with the Trustee;

          WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

          WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

          NOW THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:

                                   ARTICLE I
                               THE CERTIFICATES

          Section 1.01.  The Certificates.  There is hereby created a series of
                         ----------------
Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 1995-A1" (hereinafter defined as the "Series 1995-A1 Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1995-A1 Trust created hereby. The terms and conditions applicable to the Series 1995-A1 Certificates are as follows:

          1. The aggregate principal amount of the Series 1995-A1 Certificates that shall be authenticated under the Agreement (except for Series 1995-A1 Certificates authenticated and delivered pursuant to Section 3.03, 3.04 and
     3.05 of the Basic Agreement) upon their initial issuance is $           .

          2. The Cut-off Date is June 30, 1995.

          3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each October 19 and April 19, commencing October 19, 1995 until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made.

          4. The Scheduled Payments shall be as set forth in Exhibit C hereto.

          5. The Special Distribution Dates are as follows: (i) when used with respect to the redemption or purchase of any Equipment Notes, the day (which shall be a Business Day) on which such redemption or purchase is scheduled to occur pursuant to the terms of the applicable Indenture and
     (ii) when used with respect to a Special Payment other than as described in clause (i) above, 20 days after the last date on which the Trustee must give notice pursuant to Section 4.02(c) of the Basic Agreement (or the next Business Day after such 20th day if such date is not a Business Day).

          6. The Series 1995-A1 Certificates shall be in the form attached hereto as Exhibit A. The Series 1995-A1 Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and the Clearing Agency attached hereto as Exhibit B.

          7. The proceeds of the Series 1995-A1 Certificates shall be used to purchase the Equipment Notes in the principal amount specified below:


                                Principal
Equipment Note                   Amount               Maturity
- --------------                  ---------             --------

     Series 1995 777 A-1        $________        _________ __, ____
     Series 1995 777 B-1        $________        _________ __, ____
     Series 1993 747 A-1        $________        _________ __, ____

          8. The Owner Trustee, acting on behalf of an Owner Participant, will issue on a non-recourse basis, the Equipment Notes, the proceeds of which shall be used, among other things, to refinance the outstanding debt portion of the purchase price of the following Aircraft:

                                   U.S.
                               Registration            Manufacturer's
         Aircraft                 Number               Serial Number
         --------              ------------            --------------

     1 Boeing 777-200             N777UA                   26916
     1 Boeing 777-200             N766UA                   26917
     1 Boeing 747-422             N189UA                   26878

          9. The related Note Documents are as follows:

          (a)  Trust Indenture and Mortgage (1995 777 A), dated as of May 1,
               1995;

          (b)  Lease Agreement (1995 777 A), dated as of May 1, 1995;

          (c) Owner Trustee's Purchase Agreement and Assignment (1995 777 A), dated as of May 1, 1995;

          (d)  Participation Agreement (1995 777 A), dated as of May 1, 1995;

          (e)  Trust Agreement (1995 777 A), dated as of May 1, 1995;

          (f)  Lease Supplement (1995 777 A), dated the relevant Transfer Date;

          (g)  Trust Supplement (1995 777 A), dated the relevant Transfer Date;

          (h)  Trust Indenture and Mortgage (1995 777 B), dated as of May 1,
               1995;

          (i)  Lease Agreement (1995 777 B), dated as of May 1, 1995;

          (j) Owner Trustee's Purchase Agreement Assignment (1995 777 B), dated as of May 1, 1995;

          (k)  Participation Agreement (1995 777 B), dated as of May 1, 1995;

          (l)  Trust Agreement (1995 777 B), dated as of May 1, 1995;

          (m)  Lease Supplement (1995 777 B), dated the relevant Transfer Date;

          (n)  Trust Supplement (1995 777 B), dated the relevant Transfer Date;

          (o) Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993, as supplemented, and as amended and restated by the First Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993, and as further amended and restated by the Second Amended and Restated Trust Indenture and Mortgage (1993 747 A), dated as of July 1, 1994, as amended by the First Amendment to Second Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated September 27, 1994 and as further amended and restated by the Third Amended and Restated Trust Indenture and Mortgage (1993 747A), dated as of as of May 1, 1995 and effective as of the Effective Date;

          (p) Lease Agreement (1993 747 A) dated as of April 1, 1993, as supplemented, and as amended and restated by the First Amended and Restated Lease Agreement (1993 747 A) dated as of April 1, 1993, as amended by the First Amendment to First Amended and Restated Lease Agreement (1993 747 A), dated April 19, 1994, Second Amendment to First Amended and Restated Lease Agreement (1993 747 A) dated as of July 1, 1994, and the Third Amendment to First Amended and Restated Lease Agreement (1993 747 A) dated July 22, 1994 and as amended and restated by the Second Amended and Restated Lease Agreement (1993 747 A) dated as of May 1, 1995 and effective as of the Effective Date;

          (q) Owner Trustee's Purchase Agreement and Assignment (1993 747 A), dated as of April 1, 1993;

          (r) Participation Agreement (1993 747 A), dated as of April 1, 1993, as amended by the First Amendment to Participation Agreement (1993 747 A), dated as of December 1, 1993, Second Amendment to Participation Agreement (1993 47 A) dated as of July 1, 1994, and as amended and restated by the First Amended and Restated Participation Agreement (1993 747 A), dated as of May 1, 1995 and effective as of the Effective Date;

          (s) Trust Agreement (1993 747 A), dated as of April 1, 1993, as amended and restated by the First Amended and Restated Trust Agreement (1993 747 A) dated as of May 1, 1995 and effective as of the Effective Date;

          (t)  Lease Supplement (1993 747 A), dated April 20, 1993;

          (u)  Trust Supplement (1993 747 A), dated April 20, 1993; and

          (v) Redemption and Refinancing Agreement (1993 747 A), dated as of May 1, 1995 and effective as of the Effective Date.



                                  ARTICLE II
                                  DEFINITIONS

          Section 2.01.  Definitions.  For all purposes of the Basic Agreement
                         -----------
as supplemented by this Trust Supplement, the following capitalized term has the following meaning:

          Effective Date:  shall have the meaning specified therefor in the
          --------------
     lease.

          Specified Investments:  With respect to any Trust, means (i)
          ---------------------
     obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least P-2 (or P-1, in the case of Escrowed Funds) or its equivalent by Moody's Investors Service, Inc. or at least A-2 (or A-1, in the case of Escrowed Funds) or its equivalent by Standard & Poor's Corporation, (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's Investment Service, Inc. or Standard & Poor's Corporation; provided,
                                                                --------
     however, that the aggregate amount at any one time so invested in
     -------
     certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (iii) or any subsidiary thereof and (v) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral; provided further that
                                                          -------- -------
     if all of the above investments are unavailable, the entire amounts to be invested may be used to purchase Federal Funds from an entity described in clause (iii) above; and provided further that no investment shall be
                             -------- -------
     eligible as a "Specified Investment" unless the final maturity or date of return of such investment is on or before the Special Distribution Date next following the Cut-Off Date for such Trust by more than 20 days.


                                 ARTICLE III
                                 THE TRUSTEE

          Section 3.01.  The Trustee.  The Trustee shall not be responsible in
                         -----------
any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.


                                 ARTICLE IV
                           MISCELLANEOUS PROVISIONS

          Section 4.01.  Basic Agreement Ratified.  Except and so far as herein
                         ------------------------
expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

          Section 4.02.  GOVERNING LAW.  THIS TRUST SUPPLEMENT AND THE SERIES
                         -------------
1995-A1 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4.03.  Execution in Counterparts.  This Trust Supplement may
                         -------------------------
be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.

                                    UNITED AIR LINES, INC.


                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:



                                    FIRST SECURITY BANK OF UTAH,
                                     NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A
                                   ---------


                              FORM OF CERTIFICATE

          [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.]/*/



                  UNITED AIRLINES 1995-A1 PASS THROUGH TRUST

                                 Pass Through
                          Certificate, Series 1995-A1

                         Issuance Date:  ____________

                    Final Distribution Date:  ____________

          Evidencing A Fractional Undivided Interest In the 1995-A1 Trust, The Property Of Which Includes Certain Equipment Notes Each Secured By An Aircraft Leased To United Air Lines, Inc.


Certificate
No. _______    $ ____________ Fractional Undivided Interest representing 0.___%
               of the Trust per $1,000 of Reference Principal Amount

          THIS CERTIFIES THAT ______________________, for value received, is the registered owner of a Fractional Undivided Interest in the amount of $__________ (the "Reference Principal Amount") in the United Airlines 1995-A1 Pass Through Trust (the
- --------------
/*/ Not necessarily applicable in respect of one Certificate in a denomination of less than $1,000.

"Trust") created by First Security Bank of Utah, National Association, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995, (the "Basic Agreement"), between State Street Bank and Trust Company of Connecticut, National Association and United Air Lines, Inc., as supplemented by Trust Supplement No. 1995-A1 thereto, dated as of May 1, 1995 (collectively, the "Agreement"), between the Trustee and United Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1995-A1" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in an aircraft leased to the Company.

          Each of the Certificates represents a Fractional Undivided Interest in the Trust and the Trust Property and has no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto. The undivided percentage interest in the Trust represented by each of this Certificate (as specified above) and the other Pass Through Certificates, Series 1995-A1, was determined on the basis of (x) the aggregate of the Reference Principal Amount of this Certificate (as specified above) and of the other Pass Through Certificates, Series 1995-A1 and (y) the aggregate original principal amounts of the Equipment Notes constituting the Trust Property.

          Subject to and in accordance with the terms of the Agreement, from funds then available to the Trustee, there will be distributed on each October 19 and April 19 (a "Regular Distribution Date"), commencing on October 19, 1995, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

          Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

          The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

          The Certificates (except one Certificate having a denomination of less than $1,000) are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interests and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

          THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS
PROVISIONS OF THE STATE OF NEW YORK.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                              UNITED AIRLINES
                               1995-A1 PASS THROUGH TRUST

                              By:  FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION, as Trustee


                                 By:
                                    ---------------------------------
                                    Title:

             [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                   This is one of the Certificates referred to in the within-mentioned Agreement.


                              FIRST SECURITY BANK OF UTAH,
                               NATIONAL ASSOCIATION, as Trustee


                              By:
                                 -------------------------------
                                        Authorized Officer

                                 EXHIBIT B
                                 ---------


                      [FORM OF LETTER OF REPRESENTATIONS]


                                 [TO COME]

                                 EXHIBIT C
                                 ---------


          Regular Distribution Date            Scheduled Payment
          -------------------------            -----------------

                                                            S&S FINAL DRAFT



                         TRUST SUPPLEMENT NO. 1995-A2
                            DATED AS OF MAY 1, 1995
                                      TO
                              PASS THROUGH TRUST
                                   AGREEMENT
                         DATED AS OF FEBRUARY 1, 1992
                            AS AMENDED AND RESTATED
                               AS OF MAY 1, 1995



                -----------------------------------------------



                            UNITED AIR LINES, INC.
                                      AND
                         FIRST SECURITY BANK OF UTAH,
                             NATIONAL ASSOCIATION,
                                  AS TRUSTEE



                -----------------------------------------------



                                       $

                 % UNITED AIRLINES 1995-A2 Pass Through Trust

                   PASS THROUGH CERTIFICATES, SERIES 1995-A2

                         TRUST SUPPLEMENT NO. 1995-A2
                            DATED AS OF MAY 1, 1995

                   Series 1995-A2 Pass Through Certificates


                          --------------------------

                               Table of Contents

                          --------------------------

                                                                        Page
                                                                        ----

                                   ARTICLE I
                               THE CERTIFICATES
     Section 1.01.  The Certificates....................................   2

                                  ARTICLE II
                                  DEFINITIONS
     Section 2.01.  Definitions.........................................   5

                                  ARTICLE III
                                  THE TRUSTEE
     Section 3.01.  The Trustee.........................................   6

                                  ARTICLE IV
                           MISCELLANEOUS PROVISIONS
     Section 4.01.  Acceptance of Appointment Under and Assumption
                     and Ratification of Basic Agreement................   6
     Section 4.02.  Governing Law.......................................   6
     Section 4.03.  Execution in Counterparts...........................   7


          This Trust Supplement No. 1995-A2, dated as of May 1, 1995 (herein called the "Trust Supplement"), between United Air Lines Inc., a Delaware corporation (the "Company"), and First Security Bank of Utah, National Association (the "Trustee"), to the Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995, between the Company and State Street Bank and Trust Company of Connecticut, National Association (the "Basic Agreement").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

          WHEREAS, the Basic Agreement, unlimited as to the aggregate principal amount of Certificates (unless otherwise specified herein, capitalized terms used herein without definition having the respective meanings specified heretofore in the Basic Agreement) which may be issued thereunder has heretofore been executed and delivered;

          WHEREAS, the Owner Trustee, acting on behalf of an Owner Participant, will issue, on a non-recourse basis, Equipment Notes, among other things, to refinance the outstanding debt portion of the purchase price of the aircraft purchased by such Owner Trustee and leased to the Company pursuant to the related Lease;

          WHEREAS, pursuant to the terms and conditions of the Basic Agreement as supplemented by this Trust Supplement (the "Agreement"), the Trustee shall purchase such Equipment Notes issued by such Owner Trustee of the same tenor as the Certificates issued hereunder and shall hold such Equipment Notes in trust for the benefit of the Certificateholders;

          WHEREAS, the Trustee hereby declares the creation of this Trust (the "1995-A2 Trust") for the benefit of the Certificateholders, and the initial Certificateholders as the grantors of the 1995-A2 Trust, by their respective acceptances of the Certificates, join in the creation of this 1995-A2 Trust with the Trustee;

          WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

          WHEREAS, this Trust Supplement is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

          NOW THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:

                                   ARTICLE I
                               THE CERTIFICATES

          Section 1.01.  The Certificates.  There is hereby created a series of
                         ----------------
Certificates to be issued under the Agreement to be distinguished and known as "Pass Through Certificates, Series 1995-A2" (hereinafter defined as the "Series 1995-A2 Certificates"). Each Certificate represents a Fractional Undivided Interest in the 1995-A2 Trust created hereby. The terms and conditions applicable to the Series 1995-A2 Certificates are as follows:

          1. The aggregate principal amount of the Series 1995-A2 Certificates that shall be authenticated under the Agreement (except for Series 1995-A2 Certificates authenticated and delivered pursuant to Section 3.03, 3.04 and
     3.05 of the Basic Agreement) upon their initial issuance is $     .

          2. The Cut-off Date is June 30, 1995.

          3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each October 19 and April 19, commencing October 19, 1995 until payment of all of the Scheduled Payments to be made under the Equipment Notes has been made.

          4. The Scheduled Payments shall be as set forth in Exhibit C hereto.

          5. The Special Distribution Dates are as follows: (i) when used with respect to the redemption or purchase of any Equipment Notes, the day (which shall be a Business Day) on which such redemption or purchase is scheduled to occur pursuant to the terms of the applicable Indenture and
     (ii) when used with respect to a Special Payment other than as described in clause (i) above, 20 days after the last date on which the Trustee must give notice pursuant to Section 4.02(c) of the Basic Agreement (or the next Business Day after such 20th day if such date is not a Business Day).

          6. The Series 1995-A2 Certificates shall be in the form attached hereto as Exhibit A. The Series 1995-A2 Certificates shall be Book-Entry Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and the Clearing Agency attached hereto as Exhibit B.

          7. The proceeds of the Series 1995-A2 Certificates shall be used to purchase the Equipment Notes in the principal amount specified below:


                            Principal
Equipment Note               Amount         Maturity
- --------------              ---------       --------

Series 1995 777 A-1         $________       _________ __, ____
Series 1995 777 B-1         $________       _________ __, ____
Series 1993 747 A-1         $________       _________ __, ____


          8. The Owner Trustee, acting on behalf of an Owner Participant, will issue on a non-recourse basis, the Equipment Notes, the proceeds of which shall be used, among other things, to refinance the outstanding debt portion of the purchase price of the following Aircraft:


                             U.S.
                         Registration  Manufacturer's
      Aircraft              Number     Serial Number
      --------           ------------  --------------

1 Boeing 777-200            N777UA          26916
1 Boeing 777-200            N766UA          26917
1 Boeing 747-422            N189UA          26878


          9.   The related Note Documents are as follows:

          (a)  Trust Indenture and Mortgage (1995 777 A), dated as of May 1,
               1995;

          (b)  Lease Agreement (1995 777 A), dated as of May 1, 1995;

          (c) Owner Trustee's Purchase Agreement and Assignment (1995 777 A), dated as of May 1, 1995;

          (d)  Participation Agreement (1995 777 A), dated as of May 1, 1995;

          (e)  Trust Agreement (1995 777 A), dated as of May 1, 1995;

          (f)  Lease Supplement (1995 777 A), dated the relevant Transfer Date;

          (g)  Trust Supplement (1995 777 A), dated the relevant Transfer Date;

          (h)  Trust Indenture and Mortgage (1995 777 B), dated as of May 1,
               1995;

          (i)  Lease Agreement (1995 777 B), dated as of May 1, 1995;

          (j) Owner Trustee's Purchase Agreement Assignment (1995 777 B), dated as of May 1, 1995;

          (k)  Participation Agreement (1995 777 B), dated as of May 1, 1995;

          (l)  Trust Agreement (1995 777 B), dated as of May 1, 1995;

          (m)  Lease Supplement (1995 777 B), dated the relevant Transfer Date;

          (n)  Trust Supplement (1995 777 B), dated the relevant Transfer Date;

          (o) Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993, as supplemented, and as amended and restated by the First Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated as of April 1, 1993, and as further amended and restated by the Second Amended and Restated Trust Indenture and Mortgage (1993 747 A), dated as of July 1, 1994, as amended by the First Amendment to Second Amended and Restated Trust Indenture and Mortgage (1993 747 A) dated September 27, 1994 and as further amended and restated by the Third Amended and Restated Trust Indenture and Mortgage (1993 747A), dated as of as of May 1, 1995 and effective as of the Effective Date;

          (p) Lease Agreement (1993 747 A) dated as of April 1, 1993, as supplemented, and as amended and restated by the First Amended and Restated Lease Agreement (1993 747 A) dated as of April 1, 1993, as amended by the First Amendment to First Amended and Restated Lease Agreement (1993 747 A), dated April 19, 1994, Second Amendment to First Amended and Restated Lease Agreement (1993 747 A) dated as of July 1, 1994, and the Third Amendment to First Amended and Restated Lease Agreement (1993 747 A) dated July 22, 1994 and as amended and restated by the Second Amended and Restated Lease Agreement (1993 747 A) dated as of May 1, 1995 and effective as of the Effective Date;

          (q) Owner Trustee's Purchase Agreement and Assignment (1993 747 A), dated as of April 1, 1993;

          (r) Participation Agreement (1993 747 A), dated as of April 1, 1993, as amended by the First Amendment to Participation Agreement (1993 747 A), dated as of December 1, 1993, Second Amendment to Participation Agreement (1993 47 A) dated as of July 1, 1994, and as amended and restated by the First Amended and Restated Participation Agreement (1993 747 A), dated as of May 1, 1995 and effective as of the Effective Date;

          (s) Trust Agreement (1993 747 A), dated as of April 1, 1993, as amended and restated by the First Amended and Restated Trust Agreement (1993 747 A) dated as of May 1, 1995 and effective as of the Effective Date;

          (t)  Lease Supplement (1993 747 A), dated April 20, 1993;

          (u)  Trust Supplement (1993 747 A), dated April 20, 1993; and

          (v) Redemption and Refinancing Agreement (1993 747 A), dated as of May 1, 1995 and effective as of the Effective Date.



                                 ARTICLE II
                                 DEFINITIONS

          Section 2.01.  Definitions.  For all purposes of the Basic Agreement
                         -----------
as supplemented by this Trust Supplement, the following capitalized term has the following meaning:
          Effective Date:  shall have the meaning specified therefor in the
          --------------
     lease.

          Specified Investments:  With respect to any Trust, means (i)
          ---------------------
     obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least P-2 (or P-1, in the case of Escrowed Funds) or its equivalent by Moody's Investors Service, Inc. or at least A-2 (or A-1, in the case of Escrowed Funds) or its equivalent by Standard & Poor's Corporation, (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's Investment Service, Inc. or Standard & Poor's Corporation; provided,
                                                                --------
     however, that the aggregate amount at any one time so invested in
     -------
     certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in (iii) or any subsidiary thereof and (v) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral; provided further that
                                                          -------- -------
     if all of the above investments are unavailable, the entire amounts to be invested may be used to purchase Federal Funds from an entity described in clause (iii) above; and provided further that no investment shall be
                             -------- -------
     eligible as a "Specified Investment" unless the final maturity or date of return of such investment is on or before the Special Distribution Date next following the Cut-Off Date for such Trust by more than 20 days.


                                  ARTICLE III
                                  THE TRUSTEE

          Section 3.01.  The Trustee.  The Trustee shall not be responsible in
                         -----------
any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.


                                 ARTICLE IV
                           MISCELLANEOUS PROVISIONS

          Section 4.01.  Basic Agreement Ratified.  Except and so far as herein
                         ------------------------
expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

          Section 4.02.  GOVERNING LAW.  THIS TRUST SUPPLEMENT AND THE SERIES
                         -------------
1995-A2 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4.03.  Execution in Counterparts.  This Trust Supplement may
                         -------------------------
be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.

                                    UNITED AIR LINES, INC.


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:



                                    FIRST SECURITY BANK OF UTAH,
                                    NATIONAL ASSOCIATION, as Trustee


                                    By:
                                       --------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT A
                                   ---------


                              FORM OF CERTIFICATE


          [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch the registered owner hereof, Cede & Co., has an interest herein.]*



                  UNITED AIRLINES 1995-A2 PASS THROUGH TRUST

                                 Pass Through
                          Certificate, Series 1995-A2

                          Issuance Date:  ____________

                    Final Distribution Date:  ____________

          Evidencing A Fractional Undivided Interest In the 1995-A2 Trust, The Property Of Which Includes Certain Equipment Notes Each Secured By An Aircraft Leased To United Air Lines, Inc.


Certificate
No. _______    $ ____________ Fractional Undivided Interest representing 0.___%
               of the Trust per $1,000 of Reference Principal Amount

          THIS CERTIFIES THAT ______________________, for value received, is the registered owner of a Fractional Undivided Interest in the amount of $__________ (the "Reference Principal Amount") in the United Airlines 1995-A2 Pass Through Trust (the

- ------------
* Not necessarily applicable in respect of one Certificate in a denomination of less than $1,000.

"Trust") created by First Security Bank of Utah, National Association, as trustee (the "Trustee"), pursuant to a Pass Through Trust Agreement, dated as of February 1, 1992, as amended and restated as of May 1, 1995, (the "Basic Agreement"), between State Street Bank and Trust Company of Connecticut, National Association and United Air Lines, Inc., as supplemented by Trust Supplement No. 1995-A2 thereto, dated as of May 1, 1995 (collectively, the "Agreement"), between the Trustee and United Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "Pass Through Certificates, Series 1995-A2" (herein called the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Trust includes certain Equipment Notes (the "Trust Property"). Each issue of the Equipment Notes is secured by a security interest in an aircraft leased to the Company.

          Each of the Certificates represents a Fractional Undivided Interest in the Trust and the Trust Property and has no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Basic Agreement for any other series of certificates issued pursuant thereto. The undivided percentage interest in the Trust represented by each of this Certificate (as specified above) and the other Pass Through Certificates, Series 1995-A2, was determined on the basis of (x) the aggregate of the Reference Principal Amount of this Certificate (as specified above) and of the other Pass Through Certificates, Series 1995-A2 and (y) the aggregate original principal amounts of the Equipment Notes constituting the Trust Property.

          Subject to and in accordance with the terms of the Agreement, from funds then available to the Trustee, there will be distributed on each October 19 and April 19 (a "Regular Distribution Date"), commencing on October 19, 1995, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

          Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto, without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

          The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any affiliate thereof. The Certificates are limited in right or payment, all as more specifically set forth herein and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

          The Certificates (except one Certificate having a denomination of less than $1,000) are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interests and integral multiples thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

          The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

          THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF NEW YORK.

          Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


                                       UNITED AIRLINES
                                        1995-A2 PASS THROUGH TRUST

                                       By:  FIRST SECURITY BANK OF UTAH,
                                             NATIONAL ASSOCIATION, as Trustee


                                           By:
                                              -------------------------------
                                               Title:

             [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


                          This is one of the Certificates referred to in the within-mentioned Agreement.


                                       FIRST SECURITY BANK OF UTAH,
                                        NATIONAL ASSOCIATION, as Trustee


                                       By:
                                          ------------------------------
                                                Authorized Officer

                                   EXHIBIT B
                                   ---------


                      [FORM OF LETTER OF REPRESENTATIONS]


                                   [TO COME]

                                   EXHIBIT C
                                   ---------


          Regular Distribution Date            Scheduled Payment
          -------------------------            -----------------